                                  SCHEDULE 14A

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
File by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        American Claims Evaluation, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement
                   -----------------------------------------
                         if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)       Title of each class of securities to which transaction applies:

              -----------------------------------------

     2) Aggregate number of securities to which transaction applies:

              -----------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 -----------------------------------------

         4)      Proposed maximum aggregate value of transaction:

                 -----------------------------------------

         5)      Total fee paid:

                 -----------------------------------------


[ ]      Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -----------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -----------------------------------------

         3)       Filing Party:

                  -----------------------------------------

         4)       Date Filed:

                  -----------------------------------------

                        AMERICAN CLAIMS EVALUATION, INC.
                               One Jericho Plaza
                            Jericho, New York 11753

                    Notice of Annual Meeting of Shareholders

                         To be Held on October 6, 1998




To the Shareholders of American Claims Evaluation, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Claims Evaluation, Inc., a New York corporation (the "Company"), will be held at 10:00 a.m. (New York time) on Tuesday, October 6, 1998 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022, to consider and act upon the following matters:

         (1)      To elect three directors to serve for the ensuing year;

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on August 26, 1998 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                            Gary J. Knauer
                                            Secretary

Jericho, New York
Dated:  September 3, 1998

                        AMERICAN CLAIMS EVALUATION, INC.
                               One Jericho Plaza
                            Jericho, New York 11753



                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 6, 1998


General

         This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted on at the Annual Meeting of Shareholders to be held at 10:00 a.m. (New York time) on Tuesday, October 6, 1998 at the offices of Hartman & Craven LLP, 460 Park Avenue, Suite 1100, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and accompanying materials is first being mailed to shareholders on or about September 3, 1998.

         The Company's common shares, par value $.01 per share ("Shares"), are the only outstanding class of voting securities. Holders of record at the close of business on August 26, 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 26, 1998, there were issued and outstanding 4,273,500 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the meeting. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. Because of the percentage of beneficial ownership of Shares held by directors and management, election of the directors nominated and referred to in the accompanying notice is assured.

Revocability of Proxies

         The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

Solicitation of Proxies

         In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

          SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 19, 1998 by
(i) each person known by the Company to beneficially own 5% or more of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.


                                            Amount and Nature
Name and Address                               of Beneficial                    Percent of Voting
of Beneficial Owner                              Ownership                        Securities (1)
-------------------                         ------------------                 ------------------

Gary Gelman (2)                                 2,696,400 (3)(4)                     56.3%

Peter Gutmann (2)                                  80,000 (3)(4)                      1.7%

Edward M. Elkin, M.D. (2)                          60,200 (4)                         1.3%

D.H. Blair Investment Banking Corp.               423,824 (5)                         8.9%
     44 Wall Street
     New York, NY

All directors and executive
officers as a group
(four persons)                                  2,881,850 (4)                         60.1%



(footnotes next page)

     (1) Based on a total of 4,273,500 Shares issued and outstanding as of August 19, 1998. In addition, 519,250 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended.

     (2)      Address is c/o the Company, One Jericho Plaza, Jericho, N.Y.
              11753.

     (3) Includes 10,000 Shares and 4,000 Shares owned, respectively, by the wives of Messrs. Gelman and Gutmann, as to which beneficial ownership is disclaimed by the respective reporting person.

     (4) Includes the presently exercisable portions of outstanding stock options (aggregating 519,250 Shares) which, in the case of Messrs. Gelman, Gutmann and Elkin are 400,000, 34,000 and 40,000, respectively, and in the case of an executive officer is 45,250 Shares.

     (5) These Shares are owned of record by D.H. Blair Investment Banking Corp. ("Blair Investment") (385,824 Shares), by Mr. J. Morton Davis' wife (16,200 Shares) and by Rivkalex Corporation, a private corporation controlled by Mr. Davis' wife (21,800 Shares). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported Blair Investment's Shares as being beneficially owned by himself but has disclaimed ownership of the 21,800 Shares and 16,200 Shares described in this table owned by Rivkalex Corporation and by Mr. Davis' wife, respectively.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

         Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

         Should any nominee be unable to accept election, shareholders will vote for the election of such other person to the office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

         The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

Nominee                       Age            Position(s) with Company
-------                       ---            ------------------------

Gary Gelman                   50             Chairman of the Board,
                                             President and Chief
                                             Executive Officer

Edward M. Elkin, M.D.         58             Director

Peter Gutmann                 68             Director

Nominees for Election as Directors

         Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer of American Para Professional Systems, Inc., a privately held entity which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. Degree from Queens College. Since March 1996, Mr. Gelman has been Chairman of the Board of Directors of MISONIX, INC., a publicly traded company engaged in the design, development and manufacture of ultrasonic medical devices and industrial products.

         Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. Degree from Harvard College and his M.D. Degree from New York University School of Medicine.

         Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. Degree from Williams College, a B.S. Degree from Massachusetts Institute of Technology, an M.A. Degree from Columbia University and a Ph.D. Degree from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF ALL THREE NOMINEES FOR ELECTION AS DIRECTORS LISTED
ABOVE.

Meetings and Committees of the Board

         The Board of Directors held three meetings during the fiscal year commencing April 1, 1997 and ending March 31, 1998 ("Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended those meetings.

         The Audit Committee of the Board of Directors, consisting of Messrs. Gutmann and Elkin, held one meeting during the Recent Fiscal Year, which meeting was attended by both members. The Audit Committee has responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews audit reports rendered by the independent auditors.

         The Company has no Compensation Committee or Nominating Committee.

Section 16(a) Reporting

         Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. Based on its review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.

                       EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name                       Age             Position(s) with Company
----                       ---             ------------------------

Gary Gelman                50              Chairman of the Board,
                                           President and Chief
                                           Executive Officer

Gary J. Knauer             39              Chief Financial Officer,
                                           Treasurer and Secretary

         For a description of Mr. Gelman's business experience, see "Election of Directors-Nominees for Election as Directors."

         Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Prior to joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG Peat Marwick LLP. He is a Certified Public Accountant and holds a B.S. Degree from the State University of New York at Binghamton. Since February 1994, Mr. Knauer also serves as Chief Financial Officer of American Para Professional Systems, Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth all plan and non-plan compensation awarded to, earned or paid to Gary Gelman, the Company's Chief Executive Officer for each of the Company's last three fiscal years. No other executive officer had total annual salary and bonus which exceeded $100,000 during the Company's fiscal year ended March 31, 1998.


                                            SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                           Compensation
                                                                                           ------------
                                             Annual Compensation                           Awards
                             ----------------------------------------------------          -------
                                                                                           Securities
                                                                                           Securities
 Name and                                                         Other Annual             Underlying            All Other
 Principal          Fiscal       Salary         Bonus             Compensation             Options/SARs          Compensation
 Position            Year         ($)            ($)               ($) (1)                    (#) (2)              ($)  (3)
 ----------         ------    ----------     ----------      --------------------        ------------------      ------------

Gary Gelman          1998     $278,498            -                   -                       300,000                   -
 Chairman,           1997      397,772            -                   -                          -                      -
 President           1996      397,772            -                   -                          -                   $227
 and CEO

     (1) The aggregate amount of all perquisites and other personal benefits paid to the Chief Executive Officer is not greater than either $50,000 or 10% of the total annual salary and bonus reported.

     (2) The fair market value on the date of grant of such options was $1.25 per Share.

     (3) Consists of $227 of matching contributions made by the Company under the 401(k) profit sharing plan for the fiscal year ended 1996.

Compensation Plans

         The following describes plans adopted by the Company pursuant to which cash or non-cash compensation was paid or distributed during the years ended March 31, 1998, 1997 or 1996, or pursuant to which such compensation may be distributed in the future, to the Chief Executive Officer.

401(k) Profit Sharing Plan

         The Company sponsors a profit sharing plan covering all employees with one or more years of service. The plan is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. Such plan requires the Company to match participants' contributions to the extent of 10% of such eligible contributions. Under the terms of the Plan, there is a vesting requirement with respect to Company contributions, but employees will be fully vested in their own salary deferral contributions. Officers are eligible to participate in the plan in the same manner as are all other employees.

Stock Option Plans

         In July 1985, the Company's Board of Directors adopted the 1985 Stock Option Plan (the "1985 Plan"). The 1985 Plan has expired, except as to options outstanding, and no additional options may be granted thereunder. The 1985 Plan provided for the issuance of up to 400,000 Shares to all full-time employees and directors of the Company. Options were granted at the fair market value of the Company's Shares at the date of grant. The option terms were determined by the Board of Directors, but no options were granted with a term of more than ten years. The options are not transferable, not exercisable while any previously granted incentive stock options under the 1985 Plan are outstanding, and are exercisable only while the optionee is associated with the Company and for three months thereafter, with certain exceptions.

         In March 1991, the Board of Directors adopted the Company's 1991 Stock Option Plan (the "1991 Plan") and in October 1991, the shareholders of the Company ratified, approved and adopted the 1991 Plan. Under the 1991 Plan, a total of 400,000 Shares are reserved for issuance to employees, including directors and officers who may not be salaried employees ("Eligible Participants"). The 1991 Plan provides that the number of Shares subject thereto and the outstanding options and their exercise prices, are to be appropriately adjusted for mergers, consolidations, recapitalizations, stock dividends, stock splits or combinations of shares. Shares allocated to options and stock appreciation rights which have terminated for reasons other than the exercise thereof may be reallocated to other options and/or stock appreciation rights.

         Both incentive and nonstatutory stock options may be granted under the 1991 Plan to eligible participants, at a price to be determined by the option committee, provided, however, that incentive stock options must be granted at an exercise price not less than the fair market value of the Shares on the date of the grant. Such exercise price may be payable in cash or, with the approval of the committee which administers the 1991 Plan, by a combination of cash or Shares. Shares received upon exercise of options granted under the 1991 Plan will be subject to certain restrictions on sale or transfer. The term of any option may not exceed ten years from the date of grant. Conditions of the exercise of options, which must be consistent with the terms of the 1991 Plan, are fixed by a committee appointed by the Board of Directors, consisting of not less than two nor more than five persons. The current committee consists of Messrs. Gelman, Gutmann and Elkin.

         Optionees under the 1991 Plan with incentive options may exercise up to 25 percent of such option granted for each year of service to the Company after the date of grant of the option, but the committee may accelerate the schedule of the time or times when an option may be exercised, provided that the fair market value of the securities subject to an incentive option may not exceed $100,000 at the first time such options become exercisable. The exercise times of non-statutory stock options granted under the 1991 Plan are as fixed by the committee.

         The 1991 Plan also provides for stock appreciation rights, pursuant to which the optionee may surrender to the Company all or any part of an unexercised option and receive from the Company in exchange therefor Shares having an aggregate market value equal to the dollar amount obtained by multiplying the number of Shares subject to the surrendered options by the amount by which the market value per share at the time of such surrender exceeds the exercise price per share of the related option. The Company's obligation arising from an exercise of stock appreciation rights may also be settled by the payment of cash, or a combination of cash and Shares. The Board of Directors may at any time terminate or from time to time amend or alter the 1991 Plan.

         On May 7, 1997, the Board of Directors adopted the 1997 Incentive Stock Option Plan (the "1997 Plan") covering 750,000 Shares. The shareholders of the Company ratified and approved the 1997 Plan in September 1997. Under the 1997 Plan, either incentive stock options or nonstatutory options may be granted as an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company and to offer additional inducement in obtaining the services of such individuals.

         The exercise price of the Shares under each option shall be determined by a fixed committee appointed by the Board of Directors; provided, however, that the exercise price shall not be less than the fair market value (as defined in the 1997 Plan) of the Shares subject to such option on the date of the grant. The term of each option pursuant to the Plan shall be such term as established by the committee appointed by the Board of Directors, in its sole discretion, provided that it shall be for a period not exceeding ten years from the date of the grant.

The folowing table summarizes the grant of stock options made during Fiscal 1998 to the Named Executive Officer.

                           Options/SAR Grants in 1998

                               Number of             % of Total
                               Securities            Options/SARs
                               Underlying            Granted to         Exercise
                               Options/SARs          Employees          or Base               Expiration
Name                           Granted (#)           in Fiscal Year     Price($/Shr)          Date
----                           -----------           --------------     ------------          ----------

Gary Gelman                    300,000 (1)           89.6               $1.25                  5/7/2007
Chairman,
President and CEO

         (1) All such options were immediately exercisable from and after September 16, 1997.

                    Aggregated Option/SAR Exercises in 1998
                          and FY-End Option/SAR Values

         The following table summarizes the number and dollar value of unexercised stock options at March 31, 1998 for the Named Executive Officer.

                                                                  Number of
                                                                  Securities                 Value of
                                                                  Underlying                 Unexercised
                                                                  Unexercised                n-the-Money
                                                                  Options/SARs               Options/SARs
                                                                  at FY-End (#)              at FY-End ($)(1)
                                                    Value
                     Shares Acquired              Realized        Exercisable/               Exercisable/
Name                 on Exercise (#)                 ($)          Unexercisable              Unexercisable
----                 ---------------              -----------     -------------              -------------
Gary Gelman                -                           -            400,000/0                 $112,500/$0
 Chairman,
 President
 and CEO

         (1) The closing price of the Company's Shares on March 31, 1998 as reported by the NASDAQ National Market System was $1.625 per Share.

Employment Agreements

         Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company.

Director Compensation

         The Company's policy is to pay its non-employee directors a uniform fee of $400 for each Board of Directors' meeting and/or Audit Committee meeting attended in person.

                                  ACCOUNTANTS

         The Board of Directors has continued to retain the firm of KPMG Peat Marwick LLP to act as the Company's independent certified public accountants. A representative of such firm is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he/she desires to do so.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide, free of charge, to all shareholders a copy of its Annual Report on Form 10-K (without exhibits) for the most recent fiscal year ended March 31, 1998, upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.

                             SHAREHOLDER PROPOSALS

         Proposals by shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company on or before May 6, 1999 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

                                   By Order of the Board of Directors,



                                   Gary J. Knauer,
                                   Secretary

September 3, 1998

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY
CARD IN THE ENVELOPE PROVIDED.

PROXY
                        AMERICAN CLAIMS EVALUATION, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of American Claims Evaluation, Inc. held of record by the undersigned on August 26, 1998 at the Annual Meeting of Shareholders to be held on October 6, 1998 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED


-------------------------------------------------------------------------------

1.   Election of Directors:  Gary Gelman, Peter Gutmann and
     Edward M. Elkin

FOR all                  WITHHOLD              (Instruction: To withhold
Nominees listed          AUTHORITY             authority to vote for any
(except as               to vote for all       individual nominee or
marked to the            Nominees              nominees, write such
contrary)                listed                nominee's name in the
                                               line(s) provided below)

    [ ]                      [ ]               --------------------------

                                               --------------------------

-------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposal 1.

Please sign exactly as name appears hereon.


----------------------------------
           (Signature)

----------------------------------
   (Signature if held jointly)

Dated:
      ----------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

               PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
          RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.